Exhibit 99.1

BUNKER HILL ANNOUNCES MANAGEMENT UPDATE

TORONTO, August 14, 2023 – Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”) (CSE: BNKR, OTCQB: BHLL) announces that David Wiens, the Company’s Chief Financial Officer, will be stepping down from his role to pursue another career opportunity. Concurrently, the Company is pleased to announce the appointment of Gerbrand Van Heerden as Bunker Hill’s new Chief Financial Officer, effective 14 October 2023. Mr. Wiens will continue to support the Company as CFO over the short term in order to ensure a smooth transition.

An experienced Mining Company CFO, Gerbrand Van Heerden is a CPA registered with the Chartered Professional Accountants of British Columbia and a CA(SA) registered in South Africa and holds a Bachelor of Commerce (Honors) Degree in Accounting from the University of Johannesburg. With over 20 years of mining industry experience, he has served as CFO of BMC Minerals (Pvt), Trevali Mining, and of Glencore’s Rosh Pinah Zinc Operations in Namibia. In addition to these key executive roles, he has also been Vice President Business Initiatives and Development at Trevali and served as financial controller and General Manager Commercial Services at Metorex, the South African base-metals producer and developer. A Canadian citizen and resident in British Columbia, he started his professional career as a Tax and Assurance Manager with Deloitte.

Sam Ash, CEO, stated: “I am very pleased to announce the appointment of Gerbrand as our new CFO, who is well known to our Board and the North American Capital Markets. He brings considerable CFO and capital allocation experience to the Bunker Hill Team at a critical time for both the restart project and for the Company as we develop and execute on our evolving growth strategy”.

“I would also like to thank David for his significant contributions as CFO during a foundational period for the Company. His many achievements include the delivery of project financing for the mine restart, enabling the up-listing to the TSX-V, and the helping to build the early version of our company’s financial systems and processes from scratch. We wish him well in his future endeavors”.

ABOUT BUNKER HILL MINING CORP.

Under new Idaho-based leadership, Bunker Hill intends to sustainably restart and develop the Bunker Hill Mine as the first step in consolidating and then optimizing a number of mining assets into a high-value portfolio of operations delivering critical metals into the market and centered initially in North America. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR+ and EDGAR databases.

Cautionary Statements

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases. Since forward-looking statements are based on assumptions and address future events and conditions, by their very nature they involve inherent risks and uncertainties. Although these forward-looking statements are based on information currently available to the Company, the Company provides no assurances that actual results will meet management’s expectations. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements in this news release include, but are not limited to, statements regarding the Company’s objectives, goals or future plans, including: the restart and development of the Bunker Hill Mine and the achievement of future short-term, medium-term and long-term operational strategies; the Company satisfying the conditions for and receiving final listing approval from the TSX-V and the anticipated effects thereof, including potentially enabling further institutional investment in the Company; the anticipated timing for the trading of the Common Shares on the TSX-V; and plans to consider a U.S. exchange listing consistent with anticipated U.S. institutional investor interest.

Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the U.S. Securities and Exchange Commission (the “SEC”) and with applicable Canadian Securities regulatory authorities, and the following: the Company not receiving final TSX-V listing approval; a determination by the Company whether to pursue a listing of the Common Shares on a U.S. national securities exchange; the Company’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; the ability to predict and counteract the effects of COVID-19 on the business of the Company, including but not limited to the effects of COVID-19 on the price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to restart and develop the Bunker Hill Mine and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual information form or annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov), respectively.

For additional information contact:

David Wiens, CFA

CFO & Corporate Secretary

+1 208 370 3665

ir@bunkerhillmining.com